UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2019

DELMAR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 629-5989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMPI	The Nasdaq Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 26, 2019, DelMar Pharmaceuticals, Inc. (the “Company”) amended its articles of incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock, par value of $0.001 per share (“Common Stock”) to 95,000,000 shares. The Articles of Incorporation were amended by deleting Article 2 thereof in its entirety and inserting the following:

NUMBER OF SHARES WITH PAR VALUE:

95,000,000 COMMON - $0.001 PAR VALUE

5,000,000 PREFERRED - $0.001 PAR VALUE

The Certificate of Amendment to the Articles of Incorporation of the Company dated June 26, 2019, filed with the Secretary of State of the State of Nevada, is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2019, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) adoption of an amendment to the Articles of Incorporation, to increase the number of Common Stock to 95,000,000 shares, and (iii) the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.	The proposal to elect the following nominees, Robert E. Hoffman, Saiid Zarrabian, John K. Bell, Lynda Cranston, Napoleone Ferrara and Robert J. Toth, Jr., as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

The votes were cast with respect to this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Robert E. Hoffman	11,220,590	1,438,939	9,604,739
Saiid Zarrabian	11,061,743	1,597,786	9,604,739
John K. Bell	11,565,413	1,094,116	9,604,739
Lynda Cranston	11,105,644	1,553,885	9,604,739
Napoleone Ferrara	11,253,470	1,406,059	9,604,739
Robert J. Toth, Jr.	10,887,988	1,771,541	9,604,739

The stockholders elected each nominee as a director of the Company.

2.	The proposal to adopt an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock to 95,000,000 shares.

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN
14,356,381	7,348,960	558,927

The stockholders approved the proposal to adopt the amendment to the Articles of Incorporation.

3.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2019 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
20,817,447	1,118,139	328,681

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	The Certificate of Amendment to the Articles of Incorporation, as amended, of DelMar Pharmaceuticals Inc., dated June 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: June 28, 2019	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer

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